UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12000 AEROSPACE AVE., SUITE 400, HOUSTON, TEXAS 77034-5576
(Address of principal executive offices)                                                                           (Zip Code)

(Registrant's telephone number, including area code): (832) 300-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On May 17, 2010, Mexican Restaurants, Inc. issued a press release announcing the board's formation of a special committee comprised of five independant directors to explore and evaluate alternatives available to reduce the cost burdens of being a publically traded company, including whether to discontinue listing on Nasdaq and to terminate its registration unders the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits.

The following is furnished as Exhibit 99.1 to this Current Report on Form 8-K:

99.1    Mexican Restaurants, Inc. press release dated June 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: June 21, 2010	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Mexican Restaurants, Inc. press release dated June 17, 2010

1